SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  April 22, 2004

McMoRan Exploration Co.

                  Delaware                                               001-07791                              72-1424200

               (State of other                                      (Commission File                        (IRS Employer

                jurisdiction of                                              Number)                               Identification)

               incorporation or

                 organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 12. Results of Operations and Financial Condition.

McMoRan Exploration Co. issued a press release dated April 22, 2004 regarding its first-quarter 2004 results and updated its Gulf of Mexico drilling and Main Pass Energy HubTM activities (Exhibit 99.1) and presented slides (Exhibit 99.2) on its web site that accompanied its earnings conference call.

SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr.

     ------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller -

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  April 23, 2004

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1

Press Release dated April 22, 2004  "McMoRan Exploration Co. Reports First-Quarter 2004 Results & Updates Gulf of Mexico Drilling & Main Pass Energy HubTM Activities."

99.2

Slides presented in conjunction with April 22, 2004 McMoRan First-Quarter 2004 earnings conference call conducted via the internet.